SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 18, 2004

ProLogis

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(303) 375-9292

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Information and Exhibits.
Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
SIGNATURES
Exhibit Index
Amended and Restated 2000 Share Option Plan
Notice Sent to Trustees and Executive Officers

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Document Description
10.1	Amended and Restated 2000 Share Option Plan for Outside Trustees

99.1	Notice sent to trustees and executive officers of ProLogis

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On May 18, 2004, ProLogis received the notice required under Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 with regard to blackout periods under the ProLogis 401(k) Savings Plan and Trust and the ProLogis Non-Qualified Savings Plan (the “Plans”). On May 25, 2004, ProLogis sent a notice to its trustees and executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, restricting them from trading in ProLogis common shares during the period that will begin on June 23, ,2004 and end during the week of July 18, 2004. A copy of the notice sent to trustees and executive officers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS

Dated: May 25, 2004	By:	/s/ Walter C. Rakowich

Name: Walter C. Rakowich
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Document Description
10.1	Amended and Restated 2000 Share Option Plan for Outside Trustees

99.1	Notice sent to trustees and executive officers of ProLogis

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